Exhibit 99.1

FOR IMMEDIATE RELEASE	Media relations contact:
Charles Coleman, (626) 302-7982

Investor relations contact:
Scott Cunningham, (626) 302-2540

Edison International Reports First Quarter 2009 Earnings

ROSEMEAD, Calif., May 8, 2009 – Edison International (NYSE: EIX) today reported first quarter 2009 results.

First quarter 2009 GAAP earnings were $0.76 per share compared to $0.91 per share in the same quarter last year, reflecting significantly lower earnings at Edison Mission Group (EMG). Core earnings in the first quarter were $0.79 per share compared to $0.92 per share in the same quarter last year.

“Our first quarter results are consistent with our 2009 outlook. Looking forward, our ability to realize our growth potential rests on two key initiatives. At Southern California Edison, it is our five-year, approximately $20 billion, investment in California’s electricity infrastructure and at EMG, it is the development of a large pipeline of potential wind and solar energy projects,” said Theodore F. Craver, Jr., chairman and chief executive officer of Edison International.

First Quarter Earnings Detail

Southern California Edison Company’s (SCE) first-quarter 2009 GAAP and core earnings were $0.64 per share, compared to $0.46 per share in the same quarter of 2008. This increase was primarily due to SCE’s 2009 General Rate Case (GRC) decision in March, which was effective January 1, 2009, and expense timing differences arising from the delay in receiving the utility’s GRC decision.

EMG reported GAAP earnings of $0.14 per share in the first quarter of 2009 compared to $0.48 per share in the first quarter of 2008. Core earnings were $0.17 per share compared to $0.49 per share, excluding a $0.04 per share non-core charge in the first quarter of 2009 reflecting termination of two lease agreements at Edison Capital as well as discontinued operations. EMG earnings for the quarter decreased over the same quarter last year primarily due to a significant decline in Midwest Generation and Homer City results from lower power prices and generation levels as well as reduced trading income. Partially offsetting these decreases were higher earnings from the wind projects in operation. Results for the first quarter of 2008 also included the favorable buy-out of a coal contract at Midwest Generation.

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Note: GAAP earnings refer to net income attributable to Edison International and GAAP earnings per share refer to basic earnings per common share attributable to Edison International throughout this release. Core earnings is a non-GAAP financial measure. See Reconciliation of Core Earnings to GAAP Earnings and Reconciliation of Core Earnings Guidance to GAAP Earnings Guidance.

Edison International Reports First Quarter 2009 Financial Results

2009 Earnings Guidance

Previously announced core earnings guidance of $2.90 - $3.20 per share is reaffirmed. The company has revised its 2009 GAAP earnings guidance to reflect expected recognition of certain non-core charges related to the company’s global settlement with the U.S. Internal Revenue Service, which was finalized in the second quarter of this year.

See the risk disclosure statement on page 3 and the presentation accompanying the company’s conference call for further information.

Reconciliation of Core Earnings Guidance to GAAP Earnings Guidance1

Core Earnings Per Share[1]	2009 Guidance as of March 16, 2009	2009 GAAP Guidance Revised as of May 8, 2009
SCE	$2.49	$2.49
EMG	$0.70	$0.70
EIX parent company and other	$(0.14)	$(0.14)

EIX core earnings	$2.90 - $ 3.20	$2.90 -$ 3.20

Non-core items	—	(0.92) - (0.69)

EIX GAAP earnings	$2.90 - $ 3.20	$1.98 - $ 2.51

[1]

See Use of Non-GAAP Financial Measures on page 3. GAAP earnings refers to basic earnings per common share attributable to Edison International common shareholders. The expected impact of participating securities is $(0.02) per share and is included in EIX parent company and other.

About Edison International

Edison International, through its subsidiaries, is a generator and distributor of electric power and an investor in infrastructure and energy assets, including renewable energy. Headquartered in Rosemead, California, Edison International is the parent company of Southern California Edison, one of the nation’s largest electric utilities, and Edison Mission Group, a competitive power generation business and parent company to Edison Mission Energy and Edison Capital.

# # #

Edison International Reports First Quarter 2009 Financial Results

Appendix

Use of Non-GAAP Financial Measures, Conference Call Information,

Risk Disclosure Statement and Financial Schedules

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and EPS by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and EPS by principal operating subsidiary as primary performance measurements when communicating with analysts and investors regarding our earnings results and outlook, as it allows us to more accurately compare the company’s ongoing performance across periods. Core earnings exclude discontinued operations and other non-core items and are reconciled to GAAP earnings.

Earnings per share (EPS) by principal operating subsidiary is based on the principal operating subsidiary net income attributable to the common shareholders of each operating susidiary, respectively, and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company and other. EPS and core EPS by principal operating subsidiary are reconciled to GAAP EPS.

Reminder: Edison International Will Hold a Conference Call Today

Today, Edison International will hold a conference call to discuss its first quarter 2009 financial results at 8 a.m. (Pacific Time). Two-way participation in the telephone call is limited to financial analysts and investors, while all other interested parties are invited to participate in a simultaneous webcast at www.edisoninvestor.com. A presentation accompanying management’s comments on the conference call will be available on the web site as well at www.edisoninvestor.com. The domestic call-in number is (866) 392-9199 and the number for international callers is (973) 532-4945. The ID# is 93670856. In addition to the live simulcast, the webcast will remain posted at www.edisoninvestor.com and telephone replays will be available through Friday, May 15, 2009, at the following numbers: (800) 642-1687 for callers in the United States and (706) 645-9291 for international callers.

Risk Disclosure Statement

Statements contained in this news release about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s 2008 Form 10-K and other reports filed with the Securities and Exchange Commission and are available on our Web site at www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

Edison International Reports First Quarter 2009 Financial Results

Summary Financial Schedules

First Quarter GAAP Earnings Per Share

Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	Quarter Ended March 31,
	2009	2008	Change
SCE	$0.64	$0.46	$0.18
EMG	0.13	0.49	(0.36)
EIX parent company and other	(0.02)	(0.03)	0.01

EIX GAAP earnings from continuing operations	0.75	0.92	(0.17)

EIX GAAP earnings (loss) from discontinued operations	0.01	(0.01)	0.02

EIX GAAP earnings[1]	$0.76	$0.91	$(0.15)

EIX diluted earnings	$0.76	$0.91	$(0.15)

[1]	The impact of participating securities on the per share amounts is included in EIX parent company and other and was $(0.01) per share for both quarters ended March 31, 2008 and 2009.

First Quarter Reconciliation of Core Earnings Per Share to GAAP Earnings Per Share

Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	Quarter Ended March 31,
	2009	2008	Change
Core Earnings[1]
SCE	$0.64	$0.46	$0.18
EMG	0.17	0.49	(0.32)
EIX parent company and other	(0.02)	(0.03)	0.01

EIX core earnings	0.79	0.92	(0.13)

Non-core items
EMG – lease terminations	(0.04)	—	(0.04)
EMG – discontinued operations	0.01	(0.01)	0.02

Total non-core items	(0.03)	(0.01)	(0.02)

EIX GAAP earnings[1]	$0.76	$0.91	$(0.15)

[1]

See Use of Non-GAAP Financial Measures on page 3. The impact of participating securities on the per share amounts is included in EIX parent company and other and was $(0.01) per share for both quarters ended March 31, 2008 and 2009.

First Quarter GAAP Earnings

Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	Quarter Ended March 31,
	2009	2008	Change
SCE	$208	$150	$58
EMG	45	159	(114)
EIX parent company and other	(6)	(5)	(1)

EIX GAAP earnings from continuing operations	247	304	(57)

EIX GAAP earnings (loss) from discontinued operations	3	(5)	8

EIX GAAP earnings	$250	$299	$(49)

Edison International Reports First Quarter 2009 Financial Results

First Quarter Reconciliation of Core Earnings to GAAP Earnings

Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	Quarter Ended March 31,
	2009	2008	Change
Core Earnings[1]
SCE	$208	$150	$58
EMG	56	159	(103)
EIX parent company and other	(6)	(5)	(1)

EIX core earnings	258	304	(46)

Non-core items
EMG – lease terminations	(11)	—	(11)
EMG – discontinued operations	3	(5)	8

Total non-core items	(8)	(5)	(3)

EIX GAAP earnings	$250	$299	$(49)

[1]	See Use of Non-GAAP Financial Measures on page 3.

Edison International Reports First Quarter 2009 Financial Results

Edison International

Consolidated Statements of Income

	Three Months Ended March 31,
In millions, except per-share amounts	2009	2008
	(Unaudited)
Electric utility	$2,188	$2,379
Competitive power generation	611	719
Financial services and other	13	15

Total operating revenue	2,812	3,113

Fuel	387	537
Purchased power	540	693
Other operation and maintenance	969	961
Depreciation, decommissioning and amortization	342	311
Contract buyout/termination and other	21	(17)

Total operating expenses	2,259	2,485

Operating income	553	628
Interest and dividend income	10	14
Equity in income (loss) from partnerships and unconsolidated subsidiaries – net	(8)	2
Other nonoperating income	26	25
Interest expense – net of amounts capitalized	(187)	(171)
Other nonoperating deductions	(6)	(12)

Income from continuing operations before income taxes	388	486
Income tax expense	122	161

Income from continuing operations	266	325
Income (loss) from discontinued operations – net of tax	3	(5)

Net income	269	320
Less: Net income attributable to noncontrolling interests	19	21

Net income attributable to Edison International	$250	$299

Amounts attributable to Edison International common shareholders:
Income from continuing operations, net of tax	$247	$304
Income (loss) from discontinued operations, net of tax	3	(5)

Net income	$250	$299

Weighted-average shares of common stock outstanding	326	326
Basic earnings (loss) per common share attributable to Edison International common shareholders:
Continuing operations	$0.75	$0.92
Discontinued operations	0.01	(0.01)

Total	$0.76	$0.91

Weighted-average shares, including effect of dilutive securities	327	329
Diluted earnings (loss) per common share attributable to Edison International common shareholders:
Continuing operations	$0.75	$0.92
Discontinued operations	0.01	(0.01)

Total	$0.76	$0.91

Dividends declared per common share	$0.310	$0.305

Edison International Reports First Quarter 2009 Financial Results

Edison International

Consolidated Balance Sheets

In millions	March 31, 2009	December 31, 2008
	(Unaudited)
ASSETS
Cash and equivalents	$3,543	$3,916
Short-term investments	7	7
Receivables, less allowances of $37 and $39 for uncollectible accounts at respective dates	921	1,006
Accrued unbilled revenue	335	328
Fuel inventory	196	163
Materials and supplies	353	390
Derivative assets	346	327
Restricted cash	3	3
Margin and collateral deposits	146	105
Regulatory assets	571	605
Deferred income taxes – net	—	104
Other current assets	354	399

Total current assets	6,775	7,353

Nonutility property – less accumulated depreciation of $2,088 and $2,019 at respective dates	5,395	5,374
Nuclear decommissioning trusts	2,399	2,524
Investments in partnerships and unconsolidated subsidiaries	210	229
Investments in leveraged leases	2,339	2,467
Other investments	92	89

Total investments and other assets	10,435	10,683

Utility plant, at original cost:
Transmission and distribution	20,188	20,006
Generation	1,833	1,819
Accumulated depreciation	(5,606)	(5,570)
Construction work in progress	2,649	2,454
Nuclear fuel, at amortized cost	257	260

Total utility plant	19,321	18,969

Derivative assets	604	244
Restricted cash	43	43
Rent payments in excess of levelized rent expense under plant operating leases	926	878
Regulatory assets	5,273	5,414
Other long-term assets	1,052	1,031

Total long-term assets	7,898	7,610

Total assets	$44,429	$44,615

Edison International Reports First Quarter 2009 Financial Results

Edison International

Consolidated Balance Sheets

In millions, except share amounts	March 31, 2009	December 31, 2008
	(Unaudited)
LIABILITIES AND EQUITY
Short-term debt	$1,558	$2,143
Long-term debt due within one year	274	174
Accounts payable	757	1,031
Accrued taxes	675	590
Accrued interest	224	187
Counterparty collateral	25	8
Customer deposits	233	228
Book overdrafts	185	224
Derivative liabilities	170	178
Regulatory liabilities	972	1,111
Deferred income taxes – net	11	—
Other current liabilities	756	823

Total current liabilities	5,840	6,697

Long-term debt	11,198	10,950

Deferred income taxes – net	5,802	5,717
Deferred investment tax credits	107	109
Customer advances	130	137
Derivative liabilities	777	776
Pensions and benefits	2,899	2,860
Asset retirement obligations	3,085	3,042
Regulatory liabilities	2,542	2,481
Other deferred credits and other long-term liabilities	1,097	1,137

Total deferred credits and other liabilities	16,439	16,259

Total liabilities	33,477	33,906

Commitments and contingencies
Common stock, no par value (325,811,206 shares outstanding at each date)	2,278	2,272
Accumulated other comprehensive income	271	167
Retained earnings	7,219	7,078

Total Edison International’s common shareholders’ equity	9,768	9,517
Noncontrolling interests – other	277	285
Preferred and preference stock of utility not subject to mandatory redemption	907	907

Total equity	10,952	10,709

Total liabilities and equity	$44,429	$44,615

Edison International Reports First Quarter 2009 Financial Results

Edison International

Consolidated Statements of Cash Flows

	Three Months Ended March 31,
In millions	2009	2008
	(Unaudited)
Cash flows from operating activities:
Net income	$269	$320
Less: Income (loss) from discontinued operations	3	(5)

Income from continuing operations	266	325
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	342	311
Net nuclear decommissioning trust loss in nuclear ARO regulatory assets and liabilities	32	32
Other amortization	26	27
Contract buyout/termination and other	21	(17)
Stock-based compensation	5	6
Deferred income taxes and investment tax credits	63	31
Equity in (income) loss from partnerships and unconsolidated subsidiaries – net	8	(2)
Income from leveraged leases	(11)	(13)
Regulatory assets	388	77
Regulatory liabilities	(144)	186
Levelized rent expense	(49)	(48)
Derivative assets	(199)	(96)
Derivative liabilities	(21)	(162)
Other assets	(13)	(20)
Other liabilities	(32)	92
Margin and collateral deposits – net of collateral received	(23)	(21)
Receivables and accrued unbilled revenue	78	22
Inventory and other current assets	49	(35)
Book overdrafts	(34)	(20)
Accrued interest and taxes	122	133
Accounts payable and other current liabilities	(188)	(215)
Distributions and dividends from unconsolidated entities	(3)	(2)
Operating cash flows from discontinued operations	3	(5)

Net cash provided by operating activities	686	586

Cash flows from financing activities:
Long-term debt issued	750	677
Long-term debt issuance costs	(10)	(9)
Long-term debt repaid	(179)	(7)
Bonds repurchased	(219)	(212)
Preference stock redeemed	—	(7)
Short-term debt financing – net	(585)	(100)
Shares purchased for stock-based compensation	(4)	(24)
Proceeds from stock option exercises	3	7
Excess tax benefits related to stock-based awards	2	6
Dividends and distributions to noncontrolling interests	(25)	(30)
Dividends paid	(101)	(99)

Net cash provided (used) by financing activities	$(368)	$202

Edison International Reports First Quarter 2009 Financial Results

Edison International

Consolidated Statements of Cash Flows

	Three Months Ended March 31,
In millions	2009	2008
	(Unaudited)
Cash flows from investing activities:
Capital expenditures	$(785)	$(705)
Purchase of interest of acquired companies	(6)	—
Proceeds from termination of leases	121	—
Proceeds from sale of property and interests in projects	—	2
Proceeds from nuclear decommissioning trust sales	658	829
Purchases of nuclear decommissioning trust investments and other	(700)	(859)
Proceeds from partnerships and unconsolidated subsidiaries, net of investment	10	9
Maturities and sales of short-term investments	1	47
Purchase of short-term investments	(1)	(1)
Restricted cash	—	2
Customer advances for construction and other investments	11	(8)

Net cash used by investing activities	(691)	(684)

Net increase (decrease) in cash and equivalents	(373)	104
Cash and equivalents, beginning of period	3,916	1,441

Cash and equivalents, end of period	$3,543	$1,545